Contingent Consideration	12 Months Ended
Jun. 30, 2022
Contingent consideration [abstract]
Contingent Consideration

NOTE 30: CONTINGENT CONSIDERATION

During the year ended June 30, 2013, the Company acquired Eclipse Therapeutics, Inc (Eclipse) into its wholly owned subsidiary, Bionomics Inc. Part of the consideration are potential cash earn-outs to Eclipse security holders based on achieving late-stage development success or partnering outcomes of the Eclipse asset that was acquired. This liability is recorded at fair value; see Note 23(j), for information about the calculation of the fair value. Due to changes in the projected inputs, being the timing and quantum of expected cash outflow, which are in USD dollars, the liability increased by A$936,354 at June 30, 2022 (decreased by A$3,212,503 at June 30, 2021). Inputs used are based on the anticipated amounts and timing of potential milestone and royalty payments from licensing agreement with Carina Biotech Pty Ltd (Carina). International financial reporting standards required that in a “business combination” (the Company acquiring Eclipse) any contingent consideration liability at acquisition date needs to be recorded at the fair value and subsequent changes in the fair value is recognized in profit or loss, but any contingent assets at acquisition date are not allowed to be recorded. The Company has a contingent asset (the expected payments to be received from Carina) at June 30, 2022 which is greater than the contingent consideration liability.

	2022 A$	2021 A$
Opening balance	1,762,656	4,975,159
Change in fair value	936,354	(3,212,503)
Closing balance	2,699,010	1,762,656